UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

The Gorman-Rupp Company

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-6747	34-0253990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road
Mansfield, Ohio		44903
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (419) 755-1011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2026, the Board of Directors of The Gorman-Rupp Company (the “Company” or “Gorman-Rupp”) approved the appointment of David J. Daniels Jr. as Chief Administrative Officer, a newly created executive officer position at the Company, effective on January 4, 2027. In this position, Mr. Daniels will have executive responsibility for the Company's Information Technology and Human Resources functions, as well as the Company's workforce development plans and use of artificial intelligence.

Mr. Daniels, age 50, has served as Group President of the Gorman-Rupp Pumps Group since May 2021. Previously, he held positions with the Gorman-Rupp Pumps U.S.A. division of the Company as General Manager from April 2017 to May 2021, Manufacturing Manager from February 2014 to April 2017, Supply Chain Scheduling Manager from November 2008 to February 2014, and Supply Chain Scheduler from June 2007 to November 2008. Prior to joining the Company, Mr. Daniels held a series of positions with multiple industrial manufacturers. Mr. Daniels has more than 20 years of experience in manufacturing, operations, supply chain management and business leadership, including oversight of international business operations. He has a B.S. in Industrial Technology from Ohio University and an M.B.A. from The Ohio State University.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Daniels and any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Daniels and any other person pursuant to which Mr. Daniels was appointed as an officer. There are no transactions in which Mr. Daniels has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Effective January 4, 2027 in connection with his appointment, the Company and Mr. Daniels will enter into the Company’s standard forms of executive Change of Control Severance Agreement and Indemnification Agreement. The descriptions of each such agreement are incorporated herein by reference to the Company's Current Report on Form 8‑K filed on October 2, 2026 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed on March 2, 2026, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

Date:	October 30, 2026	By:	/s/Brigette A. Burnell
Brigette A. Burnell Executive Vice President, General Counsel and Corporate Secretary